EXHIBIT 10.1

Execution Version

FIFTH AMENDMENT TO CREDIT AGREEMENT

    THIS FIFTH AMENDMENT (this “Amendment”) dated as of June 14, 2024 to the Credit Agreement referenced below is among TENNESSEE VALLEY AUTHORITY, a wholly owned corporate agency and instrumentality of the United States of America (the “Borrower”) and BANK OF AMERICA, N.A., as a Lender and as Administrative Agent.

W I T N E S S E T H

    WHEREAS, pursuant to the February Maturity Credit Agreement dated as of August 7, 2015 (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) among the Borrower, the Lender identified therein and the Administrative Agent, the Lender agreed to make extensions of credit to the Borrower; and

    WHEREAS, the parties have requested certain modifications to the Credit Agreement, and the parties have agreed to the requested modifications on the terms and conditions set forth herein.

    NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    1.    Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.    Amendments to the Credit Agreement.

2.1    The following definitions are hereby added to Section 1.01 of the Credit Agreement in the applicable alphabetical order:
“Communication” means this Agreement, any Loan Document and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to any Loan Document.
“Electronic Copy” has the meaning specified in Section 10.20.
“Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC § 7006, as it may be amended from time to time.
“Lender Recipient Parties” means collectively, the Lenders and the L/C Issuer.
2.2.    The following definitions in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

“Maturity Date” means February 1, 2028; provided, however, that if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.

“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association
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recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.
2.3    Section 10.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
    10.10    Integration; Effectiveness.
This Agreement, the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent or the L/C Issuer, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successor and assigns.
2.4    Section 10.20 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
    10.20    Electronic Execution; Electronic Records; Counterparts.
This Agreement, any Loan Document and any other Communication, including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each of the Loan Parties and each of the Administrative Agent and each Lender Recipient Party agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered.   Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication.  For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Administrative Agent and each of the Lender Recipient Parties may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document.  All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, neither the Administrative Agent nor L/C Issuer is under any obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by such Person pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent and/or L/C Issuer has agreed to accept such Electronic Signature, the Administrative Agent and each of the Lender Recipient Parties shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Loan Party and/or any Lender Recipient Party without further verification and (b) upon the request of the Administrative Agent or any Lender Recipient Party, any Electronic Signature shall be promptly followed by such manually executed counterpart.

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2.5    Schedule 10.02 of the Credit Agreement is hereby amended to read as set forth herein on Schedule 10.02.

3.    Conditions Precedent. This Amendment shall become effective as of the date set forth above upon satisfaction of each of the following conditions precedent:

(a)    receipt by the Administrative Agent of counterparts of this Amendment executed by the Borrower and the Lender;

(b)    receipt by the Administrative Agent of favorable opinion of legal counsel to the Borrower, addressed to the Administrative Agent and each Lender, dated as of the date hereof, and in form and substance satisfactory to the Administrative Agent;

(c)    receipt by the Administrative Agent of resolutions and certificate of incumbency of the Borrower evidencing the authority of the Borrower to enter into this Amendment certified by the Secretary or by an Assistant Secretary of the Borrower to be true and correct as of the date hereof; and

(d)    receipt by the Administrative Agent of any fees or expenses owing to the Administrative Agent and required to be paid on the date hereof.

    4.    No Other Changes. Except as expressly modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

    5.    Reaffirmation of Representations and Warranties; No Default. The Borrower represents and warrants that each representation and warranty set forth in the Loan Documents is true and correct in all material respects as of the date hereof (except those that expressly relate to an earlier date or period). No Default or Event of Default has occurred and is continuing or would result from giving effect to this Amendment.

    6.    Counterparts; Delivery. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.

    7.    Governing Law. Except for those sections that specifically reference a federal statute or regulation, this Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Tennessee. The foregoing notwithstanding, to the extent the following defenses would be available to the Borrower under federal law, then such defenses shall be available to the Borrower in connection with this Amendment: (i) non-liability for punitive damages, (ii) exemption from anti-trust laws, (iii) the Borrower cannot be contractually bound by representation of an employee made without actual authority, (iv) presumption that government officials have acted in good faith and (v) limitation on the application of the doctrine of equitable estoppel to the government. For the avoidance of doubt, the Credit Agreement, as amended by this Amendment, shall continue to be governed by Section 10.15, Governing Law; Jurisdiction; Etc., and not by Section 7, Governing Law, of this Amendment.

[Signature Page Follows]

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    IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Fifth Amendment to Credit Agreement to be duly executed and delivered as of the date first above written.

BORROWER:        TENNESSEE VALLEY AUTHORITY

By: /s/ Mary Nell Pruitt
Name:    Mary Nell Pruitt
Title:    Director, Treasury Management

ADMINISTRATIVE
AGENT:        BANK OF AMERICA, N.A., as Administrative Agent

By: /s/ R. Brooks Scurry III
Name:    R. Brooks Scurry III
Title:    Senior Vice President

LENDER:        BANK OF AMERICA, N.A., as a Lender

By: /s/ R. Brooks Scurry III
Name:    R. Brooks Scurry III
Title:    Senior Vice President
FIFTH AMENDMENT TO CREDIT AGREEMENT
TENNESSEE VALLEY AUTHORITY

Schedule 10.02

CERTAIN ADDRESSES FOR NOTICES

1.    To the Borrower:

Tennessee Valley Authority
400 West Summit Hill Drive
Knoxville, TN 37902
Attention:    Treasurer
Telephone:    865-632-3366
Facsimile:    865-632-6597

2.    To the Administrative Agent:

    Bank of America, N.A.
Bank of America Tower
620 S. Tryon St.
Mailcode: NC1-030-25-01
Charlotte, NC 28255
    Attention:     Brooks Scurry
    Telephone:     980 386 5452
    Email:        r.b.scurry@bofa.com

    With a copy to:

Bank of America, N.A.
4242 Six Forks Road, Suite 1720
Mail Code: NC9-400-17-03
Raleigh, NC 27609
    Attention:     Kristy Moore
    Telephone:     919-829-6950
    Email:        kristy.moore@bofa.com

3.    To Bank of America, N.A., in its capacity as L/C Issuer:

    Bank of America, N.A.
Bank of America Tower
620 S. Tryon St.
Mailcode: NC1-030-25-01
Charlotte, NC 28255
    Attention:     Brooks Scurry
    Telephone:     980 386 5452
    Email:        r.b.scurry@bofa.com

    With a copy to:

Bank of America, N.A.
4242 Six Forks Road, Suite 1720
Mail Code: NC9-400-17-03
Raleigh, NC 27609
FIFTH AMENDMENT TO CREDIT AGREEMENT
TENNESSEE VALLEY AUTHORITY

    Attention:     Kristy Moore
    Telephone:     919-829-6950
    Email:        kristy.moore@bofa.com

FIFTH AMENDMENT TO CREDIT AGREEMENT
TENNESSEE VALLEY AUTHORITY